UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PALM, INC.
(Name of Registrant as Specified In Its Charter)

HEWLETT-PACKARD COMPANY
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April 28, 2010 HP to acquire Palm Todd Bradley EVP Personal Systems Group

Important Information Additional information and where to find it Palm intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the acquisition. The definitive proxy statement will be sent or given to the stockholders of Palm. Before making any voting or investment decision with respect to the merger, investors and stockholders of Palm are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the acquisition. The proxy statement and other relevant materials (when they become available), and any other documents filed by Palm with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, by going to Palm’s Investor Relations page on its corporate website or by contacting Palm’s Investor Relations department by e-mail at teri.klein@palm.com, by phone at (408) 617-7000, or by mail at Palm, Inc., Investor Relations, 950 West Maude Avenue, Sunnyvale, California 94085. Participants in the solicitation Palm and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Palm stockholders in connection with the acquisition. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 27, 2010 and HP’s Annual Report on Form 10-K filed on December 17, 2009. Information about Palm’s directors and executive officers is set forth in Palm’s proxy statement on Schedule 14A filed with the SEC on August 13, 2009. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Palm intends to file with the SEC. Forward-looking statements This document contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, the target company’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2010. HP assumes no obligation and does not intend to update these forward-looking statements.

HP to Acquire Palm HP and Palm signed a definitive agreement on April 28, 2010 for HP to acquire Palm Purchase price of $5.70 per share of common stock in cash, or an enterprise value of approximately $1.2 billion (1) Expected to close during HP’s third fiscal quarter subject to customary closing conditions, including the receipt of domestic and foreign regulatory approvals and the approval of Palm’s stockholders (1) Per Palm's balance sheet at end of Q3 FY10.

Executive Summary Large, high-growth market with attractive profit profile Combines best-in-class technology with scale and financial strength HP acquiring key assets for connected, mobile ecosystem Transformational Deal in Connected Mobility

Connected Mobile Devices: A Large and Fast-Growing Market Smartphone market alone is over $100bn and growing >20% annually (1). Significant profit pool favoring integrated solutions Advantages of an integrated solution Differentiated customer experience Enables brand premium Platform for mobile cloud-based services (1) HP internal analysis.

Palm World-class mobile operating system and platform Integrated user experience Valuable IP portfolio Deep bench of engineering talent Strong and experienced management team HP Financial strength and commitment to connected mobility strategy Additional investment in Palm platform Scale Global reach Deep Expertise in Mobility, Culture of Innovation, Carrier Relationships Compelling Combination

World-class Mobile Application Platform – webOS Built as a true mobile platform Application multi-tasking Integrated personal info and web services Universal search Intuitive gesture device integration Application development platform Enables mobile cloud-based services webOS in the portfolio will enable unique, integrated, connected experiences across connected mobile devices

Critical Acclaim for Palm webOS

The New York Times

"Both [the Pixi+ and Pre+] feature Palm's webOS software, a fine, fluid operating system that, in many aspects, out iPhones the iPhone."

- David Pogue, 1/20/10

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cnet

"With its added features coupled with the webOS's easier-to-use interface and great multitasking capabilities, we think [the Pre+ is] a perfect device for the consumer who is looking for a smartphone to balance work and play."

- Bonnie Cha, 1/20/10

IDC
Analyze the Future

"By far, Palm's revised OS was one of the top stories in wireless in 2009, and for good reason…The webOS answered many of its critics and questions by presenting an intuitive interface, a personal information management system that aggregates contact information from various sources…"

- Stephen Drake, 12/09 [1]

Gartner

"webOS is a revolutionary mobile OS…The Palm Pre and Pixi are credible competitors for the iPhone and BlackBerry…Compelling new hardware devices alone are not a competitive advantage. Palm's webOS platform and its engineers (who have always had a strong culture of understanding hardware and software as an integrated whole) are of more value."

- Robin Simpson, 09/09

(1) Worldwide Mobile OS 2009 – 2013 Forecast and Analysis: December 2009

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© Copyright 2010 Hewlett-Packard Development Company, L.P.

Conclusion Strategic and financially attractive opportunity Compelling combination World-class technology in connected mobile devices

Appendix

Palm Overview

Description

- Palm provides mobile products for individual users and business customers
- The Company was founded by Jeff Hawkins, Ed Colligan & Donna Dubinsky in 1992
- In 1996, Palm helped pioneer the portable device market by introducing the Palm Pilot, the Company's first PDA
- Palm continues to expand its product offering centered around its webOS mobile platform on its Pre and Pixi products in 2009
- Extensive IP portfolio comprised of over 1,650 patents
- The Company is headquartered in Sunnyvale, CA

Key Current Product Offerings

- **Pre**: Launched 6/6/09 – First phone based on the new webOS
- **Pre Plus:** Launched 1/25/10 – Double the memory capacity of Pre with Wi-Fi hotspot capabilities
- **Pixi:** Launched 11/15/09 – webOS smartphone with fixed keyboard and enhanced social network platform
- **Pixi Plus**: Launched 1/25/10 – Enhances Pixi by addition of Wi-Fi hotspot capabilities
- **webOS**: Launched 1/8/09 – Premier mobile platform focused on the user experience





Source: Company website, filings, Wall Street research and CapitalIQ.

11 © Copyright 2010 Hewlett-Packard Development Company, L.P.

Palm’s Management Team Past Product Experience Experienced Senior Team iPod iPhone Mac AirPort Newton iTunes MacOS Palm V, webOS PayPal Microsoft Azure Symantec Helio Danger Sirf SugarSync Laszlo Webtop